SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: SEPTEMBER 5, 2006
                        (Date of earliest event reported)

                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


                333-16031                                     86-0793960
          (Commission File No.)                            (I.R.S. Employer
                                                           Identification No.)

                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     In connection with the closing of our acquisition of all of the outstanding capital stock of Tactix, Inc., an Oregon corporation ("Tactix"), as discussed in
Item 2.01 below, effective as of September 5, 2006, we entered into the Purchase Agreement described therein. The description of the Purchase Agreement contained in Item 2.01 below is incorporated herein by reference.

     The above description of the Purchase Agreement is not a complete description of all of the terms of the Purchase Agreement and is qualified in its entirety by reference to the actual agreement, a copy of which is included as an exhibit to this Current Report on Form 8-K.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On September 5, 2006 (the "Closing Date"), we acquired all of the outstanding capital stock (the "Tactix Stock") of Tactix, Inc., an Oregon corporation ("Tactix"). The acquisition was effected pursuant to a Stock Purchase Agreement, effective as of September 5, 2006 (the "Stock Purchase Agreement"), by and between our company and John C. Wheeler, David Bany, Gayle
L. Veber, Kathleen Brogdon and Steven Thoele, the stockholders of Tactix (collectively, the "Sellers").

     The aggregate purchase price for the Tactix Stock was $3.6 million, of which approximately $2.8 million was paid in cash on the Closing Date and $360,000 (subject to reduction pursuant to a working capital adjustment) shall be paid to the Sellers, pro rata, following the Closing Date. The amount of $452,000 was paid from the closing proceeds to Silicon Valley Bank in order to extinguish Tactix's outstanding indebtedness to such institution.

     Tactix markets storage, networking and security solutions, as well as professional services to customers in the enterprise, education, and local and state government markets, primarily in the north western United States. Tactix's sales for the 12 months ended December 31, 2005 were approximately $12 million. It has a staff of 23 professionals and more than 200 customers.

     Pagemill Partners LLC acted as our exclusive mergers and acquisitions advisor in the acquisition and in consideration of its services we paid Pagemill Partners LLC the sum of $300,000.

     The above description of the acquisition and the material agreements is not a complete description of all of the terms of the transaction or the material agreements and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K.

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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


     (c) EXHIBITS. The exhibits required by this Item are listed on the Exhibit Index to this Report.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   INCENTRA SOLUTIONS, INC.


Date:  September 11, 2006                          By: /s/ THOMAS P. SWEENEY III
                                                      --------------------------
                                                       Thomas P. Sweeney III
                                                       Chief Executive Officer


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                                  EXHIBIT INDEX

NUMBER         DOCUMENTS
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2.1            Stock Purchase Agreement, effective as of September 5, 2006, by and between our company and the stockholders of Tactix, Inc.